Summary Prospectus | April 30, 2015
Class/Ticker: Retail Class / CAMLX Institutional Class / CMLIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm.  You may also obtain this information at no cost by calling 1-888-688-1299.  The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Congress Large Cap Growth Fund (the “Large Cap Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class	Institutional Class
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.67%	0.67%
Total Annual Fund Operating Expenses	1.42%	1.17%
Fee Waiver and/or Expense Reimbursement	-0.42%	-0.42%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.00%	0.75%

(1)
Congress Asset Management Company, LLP (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.00% and 0.75% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively (the “Expense Caps”).  The Expense Caps are indefinite, and will remain in effect until at least April 30, 2016.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.  The Fund’s net operating expenses may be higher to the extent that the Fund incurs expenses that are excluded from the Expense Cap.

Example
The Example below is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year only).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$102	$408	$736	$1,666
Institutional Class	$77	$330	$603	$1,383

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies
The Large Cap Fund attempts to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies.  The Fund considers a company to be a large-cap company if it has a market capitalization, at the time of purchase, of over $10 billion.  After June 30, 2015, the Large Cap Fund will define large size market capitalization as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 1000 Growth Index.  As of the last reconstitution date, May 31, 2014, the market capitalization of companies in the Russell 1000 Growth Index ranged from $2.2 billion to $545 billion.  The Fund may also invest from time to time in equity securities of mid-capitalization companies (i.e., currently those with capitalizations between $1 billion and $10 billion at the time of purchase).  Equity securities in which the Fund may invest include common stock, preferred stock, and exchange-traded funds (“ETFs”).  The Large Cap Fund may also invest up to 15% of its total assets in equity securities of foreign issuers traded on foreign exchanges or in foreign currencies or through American Depositary Receipts (“ADRs”) and similar investments, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Advisor employs a “bottom-up” approach to stock selection, which means that the Advisor chooses the Fund’s investments based on a company’s future prospects and not on any significant economic or market cycle.  The Advisor also uses a growth-style approach to selecting securities with a focus on high quality companies.  The Advisor’s fundamental approach emphasizes growth of earnings and free cash flow.  The Advisor may sell a security for a number of reasons including, but not limited to, if it determines that the security no longer meets its investment criteria or if a new security is judged more attractive than a current holding.  As of March 31, 2015, over 25% of the Large Cap Fund’s assets were invested in securities within the information technology sector.

Principal Risks of Investing in the Large Cap Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  The following are the principal risks that could affect the value of your investment:

•
Equity Market Risk:  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in a Fund’s portfolio may not increase their earnings at the rate anticipated.

•
ETF Risk:  To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro rata portion of such ETF’s management fees and operational expenses.

•
Foreign Investment Risk:  Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions.

•
Information Technology Risk:  The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Growth Style Investment Risk: Growth stocks fall out of favor with investors.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk: The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for a Fund.

•	Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

•
Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

•
Smaller and Medium Companies Risk: Securities of medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how Retail Class shares of the Fund’s total returns have varied since inception.  The table below illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with a domestic broad-based market index and secondary index provided to offer a broader market perspective.  The Fund’s performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.congressasset.com/funds.

Congress Large Cap Growth Fund
Calendar Year Total Return as of December 31
Retail Class

Highest Quarterly Return:	Q1, 2012	13.56%

Lowest Quarterly Return:	Q2, 2011	-13.40%

	1 Year	5 Year	Since Inception (3/31/09)*
Retail Class Shares
Return Before Taxes	8.98%	12.20%	16.25%
Return After Taxes on Distributions	7.22%	11.70%	15.79%
Return After Taxes on Distributions and Sale of Fund Shares	6.28%	9.73%	13.26%
Institutional Class Shares
Return Before Taxes	9.27%	12.46%	16.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	20.44%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.05%	15.81%	20.91%
*	Institutional Class shares commenced operations on April 30, 2010. Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Retail Class shares.

After tax returns in the table above are only illustrated for the Fund’s Retail Class Shares.  After tax returns for the Fund’s Institutional Class Shares will vary.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Managers
Daniel A. Lagan, CFA, President, Advisor; Portfolio Manager for the Fund since inception March 2009.    Gregg O’Keefe, CFA, Executive Vice President, Advisor; Portfolio Manager for the Fund since inception March 2009.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Large Cap Fund shares on any business day by written request via mail (Congress Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.  There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Traditional and Roth IRA Accounts
- Retail Class	$2,000
- Institutional Class	$500,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000

Tax Information
The Large Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Large Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.